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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 22, 2000

                             U.S. TRUST CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEW YORK                      1-14933               13-3818952
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

114 WEST 47TH STREET, NEW YORK, NEW YORK                       10036
(Address of principal executive offices)                     (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 852-1000

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ITEM 5.   OTHER EVENTS

Included in this Form 8-K are the Consolidated Financial Statements and Notes thereto of U.S. Trust Corporation (the "Corporation") together with the auditor's report as well as the unaudited Corporation's Management's Discussion and Analysis and Supplementary Financial Information for the year ended December 31, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                          U.S. Trust Corporation
                                                                      Registrant

Date:  February 22, 2000                           By:  /s/ Richard E. Brinkmann
                                                        ------------------------
                                                            Richard E. Brinkmann
                                                           Comptroller and Chief
                                                                Planning Officer
                                                  (Principal Accounting Officer)

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                                 EXHIBIT INDEX
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EXHIBIT NO.                         ITEM
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23                         Consent of Independent Accountants


99.4                       Management's Discussion and Analysis


99.5 Consolidated Financial Statements, Notes to the Consolidated Financial Statements and Report of Independent Accountants

99.6                       Financial and Other Data Supplement


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